                                   EXHIBIT 24

                                POWER OF ATTORNEY
                        FOR ANNUAL REPORT ON FORM 10-KSB

     The undersigned, a director or officer of Pinnacle Data Systems, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints John D. Bair, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place, and stead, in my capacity as director or officer of the Company, to execute the Company's Form 10-KSB Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 2002, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     The undersigned has executed and delivered this Power of Attorney on March 25, 2003.


/s/ Hugh C. Cathey                                        Director
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Signature                                       Position(s) with the Company


Hugh C. Cathey
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Print or Type Name

                                POWER OF ATTORNEY
                        FOR ANNUAL REPORT ON FORM 10-KSB

     The undersigned, a director or officer of Pinnacle Data Systems, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints John D. Bair, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place, and stead, in my capacity as director or officer of the Company, to execute the Company's Form 10-KSB Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 2002, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     The undersigned has executed and delivered this Power of Attorney on March 25, 2003.


/s/ C. R. Hahn                                  Vice President/Director
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Signature                                       Position(s) with the Company


C. R. Hahn
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Print or Type Name

                                POWER OF ATTORNEY
                        FOR ANNUAL REPORT ON FORM 10-KSB

     The undersigned, a director or officer of Pinnacle Data Systems, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints John D. Bair, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place, and stead, in my capacity as director or officer of the Company, to execute the Company's Form 10-KSB Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 2002, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     The undersigned has executed and delivered this Power of Attorney on March 25, 2003.


/s/ Paul H. Lambert                                       Director
----------------------------------              ----------------------------
Signature                                       Position(s) with the Company


Paul H. Lambert
----------------------------------
Print or Type Name

                                POWER OF ATTORNEY
                        FOR ANNUAL REPORT ON FORM 10-KSB

     The undersigned, a director or officer of Pinnacle Data Systems, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints John D. Bair, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place, and stead, in my capacity as director or officer of the Company, to execute the Company's Form 10-KSB Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 2002, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     The undersigned has executed and delivered this Power of Attorney on March 25, 2003.


/s/ Thomas M. O'Leary                                     Director
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Signature                                       Position(s) with the Company


Thomas M. O'Leary
----------------------------------
Print or Type Name

                                POWER OF ATTORNEY
                        FOR ANNUAL REPORT ON FORM 10-KSB

     The undersigned, a director or officer of Pinnacle Data Systems, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints John D. Bair, my true and lawful attorney-in-fact and agent, with full power to act, for me and in my name, place, and stead, in my capacity as director or officer of the Company, to execute the Company's Form 10-KSB Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 2002, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     The undersigned has executed and delivered this Power of Attorney on March 25, 2003.


/s/ Robert V. R. Ostrander                               Director
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Signature                                       Position(s) with the Company


Robert V. R. Ostrander
------------------------------------
Print or Type Name